EXHIBIT 99

DEC TABLES REPORT
Deal: MASTR025G1    Bond Name: 1A1


        Date                    1A1       1A1       1A1       1A1       1A1
---------------------------------------------------------------------------
                                  0       100       300       400       500

     8/25/2002                  100       100       100       100       100
     8/25/2003                   96        95        92        90        89
     8/25/2004                   91        87        77        73        69
     8/25/2005                   87        77        61        53        46
     8/25/2006                   82        69        47        38        30
     8/25/2007                   76        60        35        26        19
     8/25/2008                   71        52        27        18        12
     8/25/2009                   65        45        20        13         8
     8/25/2010                   58        38        15         9         5
     8/25/2011                   51        31        11         6         3
     8/25/2012                   44        25         7         4         2
     8/25/2013                   36        20         5         2         1
     8/25/2014                   28        14         3         1         1
     8/25/2015                   19         9         2         1         *
     8/25/2016                    9         4         1         *         *
     8/25/2017                    0         0         0         0         0
     8/25/2018                    0         0         0         0         0
     8/25/2019                    0         0         0         0         0
     8/25/2020                    0         0         0         0         0
     8/25/2021                    0         0         0         0         0
     8/25/2022                    0         0         0         0         0
     8/25/2023                    0         0         0         0         0
     8/25/2024                    0         0         0         0         0
     8/25/2025                    0         0         0         0         0
     8/25/2026                    0         0         0         0         0
     8/25/2027                    0         0         0         0         0
     8/25/2028                    0         0         0         0         0
     8/25/2029                    0         0         0         0         0
     8/25/2030                    0         0         0         0         0
     8/25/2031                    0         0         0         0         0
     8/25/2032                    0         0         0         0         0
     8/25/2033                    0         0         0         0         0
     8/25/2034                    0         0         0         0         0
     8/25/2035                    0         0         0         0         0
     8/25/2036                    0         0         0         0         0
     8/25/2037                    0         0         0         0         0
     8/25/2038                    0         0         0         0         0
     8/25/2039                    0         0         0         0         0
     8/25/2040                    0         0         0         0         0
     8/25/2041                    0         0         0         0         0
     8/25/2042                    0         0         0         0         0

Average Life(Years)            8.66      6.79      4.54      3.87      3.36



The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchase or sell securities. UBS Warburg LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

MASTR025G1  30 year  7.0's              User ID: mgenis
Deals Directory: /home/mgenis/DEALS
--------------------------------------------------------------------------------
Price Yield Table Report                Date: 08/26/2002            15:01:51
UBS Warburg LLC
--------------------------------------------------------------------------------
Bond: 1A1      Balance: 20,234,119.44      Coupon: 6.00000        Delay: 24
Class Factor: 1.00      Accruing Since: 8/01/2002
Settlement Date: 8/30/2002    WHOLE 30 year     WAC: 6.46     WAM: 178.95
Pricing Speed: 300.00    PSA (duration at: 90- 0)
--------------------------------------------------------------------------------

       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




--------------------------------------------------------------------------------
        90- 0        7.732        8.114        8.930        9.343        9.749
--------------------------------------------------------------------------------
AVG LIFE             8.660        6.786        4.544        3.866        3.362
DURATION             5.928        4.793        3.410        2.979        2.651
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY              8/17         8/17         8/17         8/17         8/17


The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchase or sell securities. UBS Warburg LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

DEC TABLES REPORT
Deal: MASTR025G2    Bond Name: 2A1


        Date                    2A1       2A1       2A1       2A1       2A1
-------------------------------------------------------------------------------
                                  0       100       300       400       500

     8/25/2002                  100       100       100       100       100
     8/25/2003                   96        95        92        91        89
     8/25/2004                   91        87        78        73        69
     8/25/2005                   87        77        61        53        46
     8/25/2006                   82        68        47        38        30
     8/25/2007                   76        60        35        26        19
     8/25/2008                   70        52        27        18        12
     8/25/2009                   64        45        20        13         8
     8/25/2010                   58        38        15         9         5
     8/25/2011                   51        31        11         6         3
     8/25/2012                   43        25         7         4         2
     8/25/2013                   35        19         5         2         1
     8/25/2014                   27        14         3         1         1
     8/25/2015                   18         9         2         1         *
     8/25/2016                    8         4         1         *         *
     8/25/2017                    0         0         0         0         0
     8/25/2018                    0         0         0         0         0
     8/25/2019                    0         0         0         0         0
     8/25/2020                    0         0         0         0         0
     8/25/2021                    0         0         0         0         0
     8/25/2022                    0         0         0         0         0
     8/25/2023                    0         0         0         0         0
     8/25/2024                    0         0         0         0         0
     8/25/2025                    0         0         0         0         0
     8/25/2026                    0         0         0         0         0
     8/25/2027                    0         0         0         0         0
     8/25/2028                    0         0         0         0         0
     8/25/2029                    0         0         0         0         0
     8/25/2030                    0         0         0         0         0
     8/25/2031                    0         0         0         0         0
     8/25/2032                    0         0         0         0         0
     8/25/2033                    0         0         0         0         0
     8/25/2034                    0         0         0         0         0
     8/25/2035                    0         0         0         0         0
     8/25/2036                    0         0         0         0         0
     8/25/2037                    0         0         0         0         0
     8/25/2038                    0         0         0         0         0
     8/25/2039                    0         0         0         0         0
     8/25/2040                    0         0         0         0         0
     8/25/2041                    0         0         0         0         0
     8/25/2042                    0         0         0         0         0

Average Life(Years)            8.60      6.76      4.54      3.87      3.37


The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchase or sell securities. UBS Warburg LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

MASTR025G2  30 year  6.6's               User ID: mgenis          Deals
Directory: /home/mgenis/DEALS
-------------------------------------------------------------------------------
Price Yield Table Report                 Date: 08/26/2002 14:54:39
UBS Warburg LLC
-------------------------------------------------------------------------------
Bond: 2A1    Balance: 76,781,637.18   Coupon: 6.00000    Delay:  24
Class Factor: 1.00    Accruing Since: 8/01/2002
Settlement Date: 8/30/2002    WHOLE 30 year    WAC: 6.40    WAM: 178.03
Pricing Speed: 300.00    PSA (duration at: 90- 0)
-------------------------------------------------------------------------------


       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




--------------------------------------------------------------------------------
        90- 0        7.740        8.120        8.929        9.337        9.738
--------------------------------------------------------------------------------
AVG LIFE             8.600        6.757        4.543        3.871        3.371
DURATION             5.897        4.779        3.412        2.985        2.660
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY              8/17         8/17         8/17         8/17         8/17


The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchase or sell securities. UBS Warburg LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

DEC TABLES REPORT
Deal: MASTR025G3    Bond Name: 3A3


       Date                     3A3       3A3       3A3       3A3       3A3
---------------------------------------------------------------------------
                                  0       100       300       400       500

     8/25/2002                  100       100       100       100       100
     8/25/2003                   96        94        91        90        88
     8/25/2004                   91        86        76        72        67
     8/25/2005                   87        77        60        52        45
     8/25/2006                   82        68        46        37        29
     8/25/2007                   76        60        35        26        19
     8/25/2008                   70        52        26        18        12
     8/25/2009                   64        44        20        12         7
     8/25/2010                   58        37        14         8         5
     8/25/2011                   51        31        10         6         3
     8/25/2012                   43        25         7         4         2
     8/25/2013                   35        19         5         2         1
     8/25/2014                   27        14         3         1         1
     8/25/2015                   18         8         2         1         *
     8/25/2016                    8         4         1         *         *
     8/25/2017                    0         0         0         0         0
     8/25/2018                    0         0         0         0         0
     8/25/2019                    0         0         0         0         0
     8/25/2020                    0         0         0         0         0
     8/25/2021                    0         0         0         0         0
     8/25/2022                    0         0         0         0         0
     8/25/2023                    0         0         0         0         0
     8/25/2024                    0         0         0         0         0
     8/25/2025                    0         0         0         0         0
     8/25/2026                    0         0         0         0         0
     8/25/2027                    0         0         0         0         0
     8/25/2028                    0         0         0         0         0
     8/25/2029                    0         0         0         0         0
     8/25/2030                    0         0         0         0         0
     8/25/2031                    0         0         0         0         0
     8/25/2032                    0         0         0         0         0
     8/25/2033                    0         0         0         0         0
     8/25/2034                    0         0         0         0         0
     8/25/2035                    0         0         0         0         0
     8/25/2036                    0         0         0         0         0
     8/25/2037                    0         0         0         0         0
     8/25/2038                    0         0         0         0         0
     8/25/2039                    0         0         0         0         0
     8/25/2040                    0         0         0         0         0
     8/25/2041                    0         0         0         0         0
     8/25/2042                    0         0         0         0         0

Average Life(Years)            8.57      6.71      4.48      3.80      3.30


The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchase or sell securities. UBS Warburg LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

DEC TABLES REPORT
Deal: MASTR025G3    Bond Name: 3A2


        Date                    3A2       3A2       3A2       3A2       3A2
---------------------------------------------------------------------------
                                  0       100       300       400       500

     8/25/2002                  100       100       100       100       100
     8/25/2003                   96        94        91        90        88
     8/25/2004                   91        86        76        72        67
     8/25/2005                   87        77        60        52        45
     8/25/2006                   82        68        46        37        29
     8/25/2007                   76        60        35        26        19
     8/25/2008                   70        52        26        18        12
     8/25/2009                   64        44        20        12         7
     8/25/2010                   58        37        14         8         5
     8/25/2011                   51        31        10         6         3
     8/25/2012                   43        25         7         4         2
     8/25/2013                   35        19         5         2         1
     8/25/2014                   27        14         3         1         1
     8/25/2015                   18         8         2         1         *
     8/25/2016                    8         4         1         *         *
     8/25/2017                    0         0         0         0         0
     8/25/2018                    0         0         0         0         0
     8/25/2019                    0         0         0         0         0
     8/25/2020                    0         0         0         0         0
     8/25/2021                    0         0         0         0         0
     8/25/2022                    0         0         0         0         0
     8/25/2023                    0         0         0         0         0
     8/25/2024                    0         0         0         0         0
     8/25/2025                    0         0         0         0         0
     8/25/2026                    0         0         0         0         0
     8/25/2027                    0         0         0         0         0
     8/25/2028                    0         0         0         0         0
     8/25/2029                    0         0         0         0         0
     8/25/2030                    0         0         0         0         0
     8/25/2031                    0         0         0         0         0
     8/25/2032                    0         0         0         0         0
     8/25/2033                    0         0         0         0         0
     8/25/2034                    0         0         0         0         0
     8/25/2035                    0         0         0         0         0
     8/25/2036                    0         0         0         0         0
     8/25/2037                    0         0         0         0         0
     8/25/2038                    0         0         0         0         0
     8/25/2039                    0         0         0         0         0
     8/25/2040                    0         0         0         0         0
     8/25/2041                    0         0         0         0         0
     8/25/2042                    0         0         0         0         0

Average Life(Years)            8.57      6.71      4.48      3.80      3.30


The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchase or sell securities. UBS Warburg LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

DEC TABLES REPORT
Deal: MASTR025G3    Bond Name: 3A1


        Date                    3A1       3A1       3A1       3A1       3A1
---------------------------------------------------------------------------
                                  0       100       300       400       500

     8/25/2002                  100       100       100       100       100
     8/25/2003                   96        94        91        90        88
     8/25/2004                   91        86        76        72        67
     8/25/2005                   87        77        60        52        45
     8/25/2006                   82        68        46        37        29
     8/25/2007                   76        60        35        26        19
     8/25/2008                   70        52        26        18        12
     8/25/2009                   64        44        20        12         7
     8/25/2010                   58        37        14         8         5
     8/25/2011                   51        31        10         6         3
     8/25/2012                   43        25         7         4         2
     8/25/2013                   35        19         5         2         1
     8/25/2014                   27        14         3         1         1
     8/25/2015                   18         8         2         1         *
     8/25/2016                    8         4         1         *         *
     8/25/2017                    0         0         0         0         0
     8/25/2018                    0         0         0         0         0
     8/25/2019                    0         0         0         0         0
     8/25/2020                    0         0         0         0         0
     8/25/2021                    0         0         0         0         0
     8/25/2022                    0         0         0         0         0
     8/25/2023                    0         0         0         0         0
     8/25/2024                    0         0         0         0         0
     8/25/2025                    0         0         0         0         0
     8/25/2026                    0         0         0         0         0
     8/25/2027                    0         0         0         0         0
     8/25/2028                    0         0         0         0         0
     8/25/2029                    0         0         0         0         0
     8/25/2030                    0         0         0         0         0
     8/25/2031                    0         0         0         0         0
     8/25/2032                    0         0         0         0         0
     8/25/2033                    0         0         0         0         0
     8/25/2034                    0         0         0         0         0
     8/25/2035                    0         0         0         0         0
     8/25/2036                    0         0         0         0         0
     8/25/2037                    0         0         0         0         0
     8/25/2038                    0         0         0         0         0
     8/25/2039                    0         0         0         0         0
     8/25/2040                    0         0         0         0         0
     8/25/2041                    0         0         0         0         0
     8/25/2042                    0         0         0         0         0

Average Life(Years)            8.57      6.71      4.48      3.80      3.30


The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchase or sell securities. UBS Warburg LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

MASTR025G3  30 year  7.1's              User ID: mgenis
Deals Directory: /home/mgenis/DEALS
--------------------------------------------------------------------------------
Price Yield Table Report                Date: 08/26/2002   14:57:35
Warburg LLC
--------------------------------------------------------------------------------
Bond: 3A3     Balance: 1,041,666.67    Coupon: 6.00000     Delay: 24
Class Factor: 1.00     Accruing Since: 8/01/2002     Settlement Date:  8/30/2002
WHOLE 30 year    WAC: 6.49     WAM: 177.22     Pricing Speed: 300.00
PSA (duration at: 90- 0)
--------------------------------------------------------------------------------

       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




--------------------------------------------------------------------------------
        90- 0       -9.221      -14.109      -24.414      -29.898      -35.677
--------------------------------------------------------------------------------
AVG LIFE             8.571        6.711        4.479        3.803        3.299
DURATION             6.944        6.993        7.072        7.096        7.098
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY              8/17         8/17         8/17         8/17         8/17


The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchase or sell securities. UBS Warburg LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

MASTR025G3  30 year  7.1's          User ID: mgenis
Deals Directory: /home/mgenis/DEALS
--------------------------------------------------------------------------------
Price Yield Table Report            Date: 08/26/2002   14:57:37
Warburg LLC
--------------------------------------------------------------------------------
Bond: 3A2     Balance: 25,000,000    Coupon: 5.75000     Delay:  24
Class Factor: 1.00     Accruing Since:  8/01/2002    Settlement Date:  8/30/2002
WHOLE 30 year     WAC: 6.49     WAM: 177.22     Pricing Speed: 300.00
PSA (duration at: 90- 0)
--------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




--------------------------------------------------------------------------------
        90- 0        7.470        7.857        8.693        9.120        9.543
--------------------------------------------------------------------------------
AVG LIFE             8.571        6.711        4.479        3.803        3.299
DURATION             5.962        4.804        3.392        2.953        2.618
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY              8/17         8/17         8/17         8/17         8/17


The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchase or sell securities. UBS Warburg LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

MASTR025G3  30 year  7.1's          User ID: mgenis
Deals Directory: /home/mgenis/DEALS
--------------------------------------------------------------------------------
Price Yield Table Report            Date: 08/26/2002   14:57:38
Warburg LLC
--------------------------------------------------------------------------------
Bond: 3A1     Balance: 243,143,942.88    Coupon: 6.00000     Delay:  24
Class Factor: 1.00     Accruing Since: 8/01/2002    Settlement Date: 8/30/2002
WHOLE 30 year     WAC: 6.49     WAM: 177.22     Pricing Speed: 300.00
PSA (duration at: 90- 0)
--------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




--------------------------------------------------------------------------------
        90- 0        7.744        8.133        8.969        9.395        9.818
--------------------------------------------------------------------------------
AVG LIFE             8.571        6.711        4.479        3.803        3.299
DURATION             5.883        4.749        3.362        2.930        2.601
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY              8/17         8/17         8/17         8/17         8/17


The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchase or sell securities. UBS Warburg LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

DEC TABLES REPORT
Deal: MASTR025G4    Bond Name: 4A1


        Date                    4A1       4A1       4A1       4A1       4A1
---------------------------------------------------------------------------
                                  0       100       300       400       500

     8/25/2002                  100       100       100       100       100
     8/25/2003                   99        97        94        93        91
     8/25/2004                   98        92        82        77        72
     8/25/2005                   97        86        66        58        49
     8/25/2006                   95        79        53        42        33
     8/25/2007                   94        73        42        31        22
     8/25/2008                   92        68        34        23        15
     8/25/2009                   91        62        27        17        10
     8/25/2010                   89        58        21        12         6
     8/25/2011                   87        53        17         9         4
     8/25/2012                   85        49        14         7         3
     8/25/2013                   83        45        11         5         2
     8/25/2014                   81        41         9         4         1
     8/25/2015                   79        37         7         3         1
     8/25/2016                   76        34         6         2         1
     8/25/2017                   73        31         4         1         *
     8/25/2018                   70        28         3         1         *
     8/25/2019                   67        25         3         1         *
     8/25/2020                   64        22         2         1         *
     8/25/2021                   60        20         2         *         *
     8/25/2022                   56        17         1         *         *
     8/25/2023                   52        15         1         *         *
     8/25/2024                   48        13         1         *         *
     8/25/2025                   43        11         1         *         *
     8/25/2026                   38         9         *         *         *
     8/25/2027                   33         7         *         *         *
     8/25/2028                   27         6         *         *         *
     8/25/2029                   21         4         *         *         *
     8/25/2030                   14         3         *         *         *
     8/25/2031                    7         1         *         *         *
     8/25/2032                    0         0         0         0         0
     8/25/2033                    0         0         0         0         0
     8/25/2034                    0         0         0         0         0
     8/25/2035                    0         0         0         0         0
     8/25/2036                    0         0         0         0         0
     8/25/2037                    0         0         0         0         0
     8/25/2038                    0         0         0         0         0
     8/25/2039                    0         0         0         0         0
     8/25/2040                    0         0         0         0         0
     8/25/2041                    0         0         0         0         0
     8/25/2042                    0         0         0         0         0

Average Life(Years)           19.75     11.39      5.55      4.39      3.64


The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchase or sell securities. UBS Warburg LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

MASTR025G4  30 year  7.2's          User ID: mgenis
Deals Directory: /home/mgenis/DEALS
--------------------------------------------------------------------------------
Price Yield Table Report            Date: 08/26/2002    15:00:42
UBS Warburg LLC
--------------------------------------------------------------------------------
Bond: 4A1     Balance: 152,360,195.50    Coupon: 6.50000     Delay: 24
Class Factor: 1.00     Accruing Since: 8/01/2002     Settlement Date: 8/30/2002
WHOLE 30 year     WAC: 6.86     WAM: 358.78     Pricing Speed: 300.00
PSA (duration at: 90- 0)
--------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




--------------------------------------------------------------------------------
        90- 0        7.608        8.094        9.106        9.594       10.065
--------------------------------------------------------------------------------
AVG LIFE            19.748       11.389        5.549        4.386        3.640
DURATION             9.539        6.416        3.838        3.221        2.791
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY              7/32         7/32         7/32         7/32         7/32


The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchase or sell securities. UBS Warburg LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A2


Date                     5A2       5A2       5A2       5A2       5A2
                           0       100       300       400       500
---------------------------------------------------------------------
8/25/2002                100       100       100       100       100
8/25/2003                 98        95        94        94        94
8/25/2004                 96        86        83        83        83
8/25/2005                 94        73        68        68        68
8/25/2006                 91        61        54        54        43
8/25/2007                 89        50        41        39        22
8/25/2008                 86        40        30        25        10
8/25/2009                 83        31        20        16         3
8/25/2010                 81        22        13        10         *
8/25/2011                 77        15         9         7         0
8/25/2012                 74         8         6         5         0
8/25/2013                 71         3         3         4         0
8/25/2014                 67         2         2         3         0
8/25/2015                 63         *         *         2         0
8/25/2016                 59         0         0         1         0
8/25/2017                 54         0         0         1         0
8/25/2018                 49         0         0         1         0
8/25/2019                 44         0         0         1         0
8/25/2020                 38         0         0         *         0
8/25/2021                 32         0         0         *         0
8/25/2022                 25         0         0         *         0
8/25/2023                 18         0         0         *         0
8/25/2024                 11         0         0         *         0
8/25/2025                  3         0         0         *         0
8/25/2026                  0         0         0         *         0
8/25/2027                  0         0         0         *         0
8/25/2028                  0         0         0         *         0
8/25/2029                  0         0         0         *         0
8/25/2030                  0         0         0         *         0
8/25/2031                  0         0         0         *         0
8/25/2032                  0         0         0         0         0
8/25/2033                  0         0         0         0         0
8/25/2034                  0         0         0         0         0
8/25/2035                  0         0         0         0         0
8/25/2036                  0         0         0         0         0
8/25/2037                  0         0         0         0         0
8/25/2038                  0         0         0         0         0
8/25/2039                  0         0         0         0         0
8/25/2040                  0         0         0         0         0
8/25/2041                  0         0         0         0         0
8/25/2042                  0         0         0         0         0

Average Life(Years)      14.54     5.39      4.77      4.68      3.78

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A3


Date                     5A3       5A3       5A3       5A3       5A3
                           0       100       300       400       500
---------------------------------------------------------------------
8/25/2002                100       100       100       100       100
8/25/2003                 98        95        94        94        94
8/25/2004                 96        86        83        83        83
8/25/2005                 94        73        68        68        68
8/25/2006                 91        61        54        54        43
8/25/2007                 89        50        41        39        22
8/25/2008                 86        40        30        25        10
8/25/2009                 83        31        20        16         3
8/25/2010                 81        22        13        10         *
8/25/2011                 77        15         9         7         0
8/25/2012                 74         8         6         5         0
8/25/2013                 71         3         3         4         0
8/25/2014                 67         2         2         3         0
8/25/2015                 63         *         *         2         0
8/25/2016                 59         0         0         1         0
8/25/2017                 54         0         0         1         0
8/25/2018                 49         0         0         1         0
8/25/2019                 44         0         0         1         0
8/25/2020                 38         0         0         *         0
8/25/2021                 32         0         0         *         0
8/25/2022                 25         0         0         *         0
8/25/2023                 18         0         0         *         0
8/25/2024                 11         0         0         *         0
8/25/2025                  3         0         0         *         0
8/25/2026                  0         0         0         *         0
8/25/2027                  0         0         0         *         0
8/25/2028                  0         0         0         *         0
8/25/2029                  0         0         0         *         0
8/25/2030                  0         0         0         *         0
8/25/2031                  0         0         0         *         0
8/25/2032                  0         0         0         0         0
8/25/2033                  0         0         0         0         0
8/25/2034                  0         0         0         0         0
8/25/2035                  0         0         0         0         0
8/25/2036                  0         0         0         0         0
8/25/2037                  0         0         0         0         0
8/25/2038                  0         0         0         0         0
8/25/2039                  0         0         0         0         0
8/25/2040                  0         0         0         0         0
8/25/2041                  0         0         0         0         0
8/25/2042                  0         0         0         0         0

Average Life(Years)      14.54     5.39      4.77      4.68      3.78

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A1


Date                   5A1        5A1        5A1        5A1        5A1
                         0        100        300        400        500
----------------------------------------------------------------------
8/25/2002              100        100        100        100        100
8/25/2003               98         95         94         94         94
8/25/2004               96         86         83         83         83
8/25/2005               94         73         68         68         68
8/25/2006               91         61         54         54         43
8/25/2007               89         50         41         39         22
8/25/2008               86         40         30         25         10
8/25/2009               83         31         20         16          3
8/25/2010               81         22         13         10          *
8/25/2011               77         15          9          7          0
8/25/2012               74          8          6          5          0
8/25/2013               71          3          3          4          0
8/25/2014               67          2          2          3          0
8/25/2015               63          *          *          2          0
8/25/2016               59          0          0          1          0
8/25/2017               54          0          0          1          0
8/25/2018               49          0          0          1          0
8/25/2019               44          0          0          1          0
8/25/2020               38          0          0          *          0
8/25/2021               32          0          0          *          0
8/25/2022               25          0          0          *          0
8/25/2023               18          0          0          *          0
8/25/2024               11          0          0          *          0
8/25/2025                3          0          0          *          0
8/25/2026                0          0          0          *          0
8/25/2027                0          0          0          *          0
8/25/2028                0          0          0          *          0
8/25/2029                0          0          0          *          0
8/25/2030                0          0          0          *          0
8/25/2031                0          0          0          *          0
8/25/2032                0          0          0          0          0
8/25/2033                0          0          0          0          0
8/25/2034                0          0          0          0          0
8/25/2035                0          0          0          0          0
8/25/2036                0          0          0          0          0
8/25/2037                0          0          0          0          0
8/25/2038                0          0          0          0          0
8/25/2039                0          0          0          0          0
8/25/2040                0          0          0          0          0
8/25/2041                0          0          0          0          0
8/25/2042                0          0          0          0          0

Average Life(Years)    14.54      5.39       4.77       4.68       3.78


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A8


Date                       5A8       5A8       5A8        5A8      5A8
                             0       100       300        400      500
----------------------------------------------------------------------
8/25/2002                  100       100       100       100       100
8/25/2003                  100       100        86        78        70
8/25/2004                  100       100        54        28         3
8/25/2005                  100       100        14         0         0
8/25/2006                  100       100         0         0         0
8/25/2007                  100       100         0         0         0
8/25/2008                  100       100         0         0         0
8/25/2009                  100       100         0         0         0
8/25/2010                  100       100         0         0         0
8/25/2011                  100       100         0         0         0
8/25/2012                  100       100         0         0         0
8/25/2013                  100        95         0         0         0
8/25/2014                  100        84         0         0         0
8/25/2015                  100        72         0         0         0
8/25/2016                  100        59         0         0         0
8/25/2017                  100        45         0         0         0
8/25/2018                  100        33         0         0         0
8/25/2019                  100        21         0         0         0
8/25/2020                  100        10         0         0         0
8/25/2021                  100         0         0         0         0
8/25/2022                  100         0         0         0         0
8/25/2023                  100         0         0         0         0
8/25/2024                  100         0         0         0         0
8/25/2025                  100         0         0         0         0
8/25/2026                   85         0         0         0         0
8/25/2027                   60         0         0         0         0
8/25/2028                   34         0         0         0         0
8/25/2029                    6         0         0         0         0
8/25/2030                    0         0         0         0         0
8/25/2031                    0         0         0         0         0
8/25/2032                    0         0         0         0         0
8/25/2033                    0         0         0         0         0
8/25/2034                    0         0         0         0         0
8/25/2035                    0         0         0         0         0
8/25/2036                    0         0         0         0         0
8/25/2037                    0         0         0         0         0
8/25/2038                    0         0         0         0         0
8/25/2039                    0         0         0         0         0
8/25/2040                    0         0         0         0         0
8/25/2041                    0         0         0         0         0
8/25/2042                    0         0         0         0         0

Average Life(Years)        25.37     14.70     2.05      1.56      1.30


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A9


Date                       5A9       5A9       5A9       5A9       5A9
                             0       100       300       400       500
----------------------------------------------------------------------
8/25/2002                  100       100       100       100       100
8/25/2003                  100       100        86        78        70
8/25/2004                  100       100        54        28         3
8/25/2005                  100       100        14         0         0
8/25/2006                  100       100         0         0         0
8/25/2007                  100       100         0         0         0
8/25/2008                  100       100         0         0         0
8/25/2009                  100       100         0         0         0
8/25/2010                  100       100         0         0         0
8/25/2011                  100       100         0         0         0
8/25/2012                  100       100         0         0         0
8/25/2013                  100        95         0         0         0
8/25/2014                  100        84         0         0         0
8/25/2015                  100        72         0         0         0
8/25/2016                  100        59         0         0         0
8/25/2017                  100        45         0         0         0
8/25/2018                  100        33         0         0         0
8/25/2019                  100        21         0         0         0
8/25/2020                  100        10         0         0         0
8/25/2021                  100         0         0         0         0
8/25/2022                  100         0         0         0         0
8/25/2023                  100         0         0         0         0
8/25/2024                  100         0         0         0         0
8/25/2025                  100         0         0         0         0
8/25/2026                   85         0         0         0         0
8/25/2027                   60         0         0         0         0
8/25/2028                   34         0         0         0         0
8/25/2029                    6         0         0         0         0
8/25/2030                    0         0         0         0         0
8/25/2031                    0         0         0         0         0
8/25/2032                    0         0         0         0         0
8/25/2033                    0         0         0         0         0
8/25/2034                    0         0         0         0         0
8/25/2035                    0         0         0         0         0
8/25/2036                    0         0         0         0         0
8/25/2037                    0         0         0         0         0
8/25/2038                    0         0         0         0         0
8/25/2039                    0         0         0         0         0
8/25/2040                    0         0         0         0         0
8/25/2041                    0         0         0         0         0
8/25/2042                    0         0         0         0         0

Average Life(Years)        25.37     14.70     2.05      1.56      1.30

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A10


Date                      5A10      5A10      5A10      5A10      5A10
                             0       100       300       400       500
-----------------------------------------------------------------------
8/25/2002                  100       100       100       100       100
8/25/2003                  100       100        86        78        70
8/25/2004                  100       100        54        28         3
8/25/2005                  100       100        14         0         0
8/25/2006                  100       100         0         0         0
8/25/2007                  100       100         0         0         0
8/25/2008                  100       100         0         0         0
8/25/2009                  100       100         0         0         0
8/25/2010                  100       100         0         0         0
8/25/2011                  100       100         0         0         0
8/25/2012                  100       100         0         0         0
8/25/2013                  100        95         0         0         0
8/25/2014                  100        84         0         0         0
8/25/2015                  100        72         0         0         0
8/25/2016                  100        59         0         0         0
8/25/2017                  100        45         0         0         0
8/25/2018                  100        33         0         0         0
8/25/2019                  100        21         0         0         0
8/25/2020                  100        10         0         0         0
8/25/2021                  100         0         0         0         0
8/25/2022                  100         0         0         0         0
8/25/2023                  100         0         0         0         0
8/25/2024                  100         0         0         0         0
8/25/2025                  100         0         0         0         0
8/25/2026                   85         0         0         0         0
8/25/2027                   60         0         0         0         0
8/25/2028                   34         0         0         0         0
8/25/2029                    6         0         0         0         0
8/25/2030                    0         0         0         0         0
8/25/2031                    0         0         0         0         0
8/25/2032                    0         0         0         0         0
8/25/2033                    0         0         0         0         0
8/25/2034                    0         0         0         0         0
8/25/2035                    0         0         0         0         0
8/25/2036                    0         0         0         0         0
8/25/2037                    0         0         0         0         0
8/25/2038                    0         0         0         0         0
8/25/2039                    0         0         0         0         0
8/25/2040                    0         0         0         0         0
8/25/2041                    0         0         0         0         0
8/25/2042                    0         0         0         0         0

Average Life(Years)        25.37     14.70     2.05      1.56      1.30

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A12


Date                      5A12      5A12      5A12      5A12      5A12
                             0       100       300       400       500
------------------------------------------------------------------------
8/25/2002                  100       100       100       100       100
8/25/2003                  100       100        86        78        70
8/25/2004                  100       100        54        28         3
8/25/2005                  100       100        14         0         0
8/25/2006                  100       100         0         0         0
8/25/2007                  100       100         0         0         0
8/25/2008                  100       100         0         0         0
8/25/2009                  100       100         0         0         0
8/25/2010                  100       100         0         0         0
8/25/2011                  100       100         0         0         0
8/25/2012                  100       100         0         0         0
8/25/2013                  100        95         0         0         0
8/25/2014                  100        84         0         0         0
8/25/2015                  100        72         0         0         0
8/25/2016                  100        59         0         0         0
8/25/2017                  100        45         0         0         0
8/25/2018                  100        33         0         0         0
8/25/2019                  100        21         0         0         0
8/25/2020                  100        10         0         0         0
8/25/2021                  100         0         0         0         0
8/25/2022                  100         0         0         0         0
8/25/2023                  100         0         0         0         0
8/25/2024                  100         0         0         0         0
8/25/2025                  100         0         0         0         0
8/25/2026                   85         0         0         0         0
8/25/2027                   60         0         0         0         0
8/25/2028                   34         0         0         0         0
8/25/2029                    6         0         0         0         0
8/25/2030                    0         0         0         0         0
8/25/2031                    0         0         0         0         0
8/25/2032                    0         0         0         0         0
8/25/2033                    0         0         0         0         0
8/25/2034                    0         0         0         0         0
8/25/2035                    0         0         0         0         0
8/25/2036                    0         0         0         0         0
8/25/2037                    0         0         0         0         0
8/25/2038                    0         0         0         0         0
8/25/2039                    0         0         0         0         0
8/25/2040                    0         0         0         0         0
8/25/2041                    0         0         0         0         0
8/25/2042                    0         0         0         0         0

Average Life(Years)        25.37     14.70     2.05      1.56      1.30


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A11


Date                   5A11      5A11      5A11      5A11      5A11
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003               100       100        86        78        70
8/25/2004               100       100        54        28         3
8/25/2005               100       100        14         0         0
8/25/2006               100       100         0         0         0
8/25/2007               100       100         0         0         0
8/25/2008               100       100         0         0         0
8/25/2009               100       100         0         0         0
8/25/2010               100       100         0         0         0
8/25/2011               100       100         0         0         0
8/25/2012               100       100         0         0         0
8/25/2013               100        95         0         0         0
8/25/2014               100        84         0         0         0
8/25/2015               100        72         0         0         0
8/25/2016               100        59         0         0         0
8/25/2017               100        45         0         0         0
8/25/2018               100        33         0         0         0
8/25/2019               100        21         0         0         0
8/25/2020               100        10         0         0         0
8/25/2021               100         0         0         0         0
8/25/2022               100         0         0         0         0
8/25/2023               100         0         0         0         0
8/25/2024               100         0         0         0         0
8/25/2025               100         0         0         0         0
8/25/2026                85         0         0         0         0
8/25/2027                60         0         0         0         0
8/25/2028                34         0         0         0         0
8/25/2029                 6         0         0         0         0
8/25/2030                 0         0         0         0         0
8/25/2031                 0         0         0         0         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     25.37     14.70     2.05      1.56      1.30

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A13


Date                   5A13      5A13      5A13      5A13      5A13
                          0       100       300       400       500
--------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003               100       100        86        78        70
8/25/2004               100       100        54        28         3
8/25/2005               100       100        14         0         0
8/25/2006               100       100         0         0         0
8/25/2007               100       100         0         0         0
8/25/2008               100       100         0         0         0
8/25/2009               100       100         0         0         0
8/25/2010               100       100         0         0         0
8/25/2011               100       100         0         0         0
8/25/2012               100       100         0         0         0
8/25/2013               100        95         0         0         0
8/25/2014               100        84         0         0         0
8/25/2015               100        72         0         0         0
8/25/2016               100        59         0         0         0
8/25/2017               100        45         0         0         0
8/25/2018               100        33         0         0         0
8/25/2019               100        21         0         0         0
8/25/2020               100        10         0         0         0
8/25/2021               100         0         0         0         0
8/25/2022               100         0         0         0         0
8/25/2023               100         0         0         0         0
8/25/2024               100         0         0         0         0
8/25/2025               100         0         0         0         0
8/25/2026                85         0         0         0         0
8/25/2027                60         0         0         0         0
8/25/2028                34         0         0         0         0
8/25/2029                 6         0         0         0         0
8/25/2030                 0         0         0         0         0
8/25/2031                 0         0         0         0         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     25.37     14.70     2.05      1.56      1.30

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A4


Date                    5A4       5A4       5A4       5A4       5A4
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003               100       100        86        78        70
8/25/2004               100       100        54        28         3
8/25/2005               100       100        14         0         0
8/25/2006               100       100         0         0         0
8/25/2007               100       100         0         0         0
8/25/2008               100       100         0         0         0
8/25/2009               100       100         0         0         0
8/25/2010               100       100         0         0         0
8/25/2011               100       100         0         0         0
8/25/2012               100       100         0         0         0
8/25/2013               100        95         0         0         0
8/25/2014               100        84         0         0         0
8/25/2015               100        72         0         0         0
8/25/2016               100        59         0         0         0
8/25/2017               100        45         0         0         0
8/25/2018               100        33         0         0         0
8/25/2019               100        21         0         0         0
8/25/2020               100        10         0         0         0
8/25/2021               100         0         0         0         0
8/25/2022               100         0         0         0         0
8/25/2023               100         0         0         0         0
8/25/2024               100         0         0         0         0
8/25/2025               100         0         0         0         0
8/25/2026                85         0         0         0         0
8/25/2027                60         0         0         0         0
8/25/2028                34         0         0         0         0
8/25/2029                 6         0         0         0         0
8/25/2030                 0         0         0         0         0
8/25/2031                 0         0         0         0         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     25.37     14.70     2.05      1.56      1.30


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A5


Date                    5A5       5A5       5A5       5A5       5A5
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003               100       100       100       100       100
8/25/2004               100       100       100       100       100
8/25/2005               100       100       100         0         0
8/25/2006               100       100         2         0         0
8/25/2007               100       100         0         0         0
8/25/2008               100       100         0         0         0
8/25/2009               100       100         0         0         0
8/25/2010               100       100         0         0         0
8/25/2011               100       100         0         0         0
8/25/2012               100       100         0         0         0
8/25/2013               100       100         0         0         0
8/25/2014               100       100         0         0         0
8/25/2015               100       100         0         0         0
8/25/2016               100       100         0         0         0
8/25/2017               100       100         0         0         0
8/25/2018               100       100         0         0         0
8/25/2019               100       100         0         0         0
8/25/2020               100       100         0         0         0
8/25/2021               100        93         0         0         0
8/25/2022               100        25         0         0         0
8/25/2023               100         0         0         0         0
8/25/2024               100         0         0         0         0
8/25/2025               100         0         0         0         0
8/25/2026               100         0         0         0         0
8/25/2027               100         0         0         0         0
8/25/2028               100         0         0         0         0
8/25/2029               100         0         0         0         0
8/25/2030                 0         0         0         0         0
8/25/2031                 0         0         0         0         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     27.48     19.66     3.75      2.60      2.15

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A6


Date                    5A6       5A6       5A6       5A6       5A6
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003               100       100       100       100       100
8/25/2004               100       100       100       100       100
8/25/2005               100       100       100        61         0
8/25/2006               100       100       100         0         0
8/25/2007               100       100        52         0         0
8/25/2008               100       100        28         0         0
8/25/2009               100       100        20         0         0
8/25/2010               100       100        12         0         0
8/25/2011               100       100         4         0         0
8/25/2012               100       100         0         0         0
8/25/2013               100       100         0         0         0
8/25/2014               100       100         0         0         0
8/25/2015               100       100         0         0         0
8/25/2016               100       100         0         0         0
8/25/2017               100       100         0         0         0
8/25/2018               100       100         0         0         0
8/25/2019               100       100         0         0         0
8/25/2020               100       100         0         0         0
8/25/2021               100       100         0         0         0
8/25/2022               100       100         0         0         0
8/25/2023               100        85         0         0         0
8/25/2024               100        62         0         0         0
8/25/2025               100        41         0         0         0
8/25/2026               100        20         0         0         0
8/25/2027               100         1         0         0         0
8/25/2028               100         0         0         0         0
8/25/2029               100         0         0         0         0
8/25/2030                76         0         0         0         0
8/25/2031                 0         0         0         0         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     28.34     22.64     5.64      3.13      2.49

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A14


Date                   5A14      5A14      5A14      5A14      5A14
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003               100       100       100       100       100
8/25/2004               100       100       100       100       100
8/25/2005               100       100       100         0         0
8/25/2006               100       100       100         0         0
8/25/2007               100       100         0         0         0
8/25/2008               100       100         0         0         0
8/25/2009               100       100         0         0         0
8/25/2010               100       100         0         0         0
8/25/2011               100       100         0         0         0
8/25/2012               100       100         0         0         0
8/25/2013               100       100         0         0         0
8/25/2014               100       100         0         0         0
8/25/2015               100       100         0         0         0
8/25/2016               100       100         0         0         0
8/25/2017               100       100         0         0         0
8/25/2018               100       100         0         0         0
8/25/2019               100       100         0         0         0
8/25/2020               100       100         0         0         0
8/25/2021               100       100         0         0         0
8/25/2022               100       100         0         0         0
8/25/2023               100        15         0         0         0
8/25/2024               100         0         0         0         0
8/25/2025               100         0         0         0         0
8/25/2026               100         0         0         0         0
8/25/2027               100         0         0         0         0
8/25/2028               100         0         0         0         0
8/25/2029               100         0         0         0         0
8/25/2030                 0         0         0         0         0
8/25/2031                 0         0         0         0         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     27.83     20.77     4.20      2.79      2.29


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A15


Date                   5A15      5A15      5A15      5A15      5A15
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003               100       100       100       100       100
8/25/2004               100       100       100       100       100
8/25/2005               100       100       100        50         0
8/25/2006               100       100       100         0         0
8/25/2007               100       100        29         0         0
8/25/2008               100       100         0         0         0
8/25/2009               100       100         0         0         0
8/25/2010               100       100         0         0         0
8/25/2011               100       100         0         0         0
8/25/2012               100       100         0         0         0
8/25/2013               100       100         0         0         0
8/25/2014               100       100         0         0         0
8/25/2015               100       100         0         0         0
8/25/2016               100       100         0         0         0
8/25/2017               100       100         0         0         0
8/25/2018               100       100         0         0         0
8/25/2019               100       100         0         0         0
8/25/2020               100       100         0         0         0
8/25/2021               100       100         0         0         0
8/25/2022               100       100         0         0         0
8/25/2023               100       100         0         0         0
8/25/2024               100        52         0         0         0
8/25/2025               100         1         0         0         0
8/25/2026               100         0         0         0         0
8/25/2027               100         0         0         0         0
8/25/2028               100         0         0         0         0
8/25/2029               100         0         0         0         0
8/25/2030                84         0         0         0         0
8/25/2031                 0         0         0         0         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     28.21     22.08     4.84      3.03      2.43


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A16


Date                   5A16      5A16      5A16      5A16      5A16
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003               100       100       100       100       100
8/25/2004               100       100       100       100       100
8/25/2005               100       100       100       100         0
8/25/2006               100       100       100         0         0
8/25/2007               100       100       100         0         0
8/25/2008               100       100        32         0         0
8/25/2009               100       100         0         0         0
8/25/2010               100       100         0         0         0
8/25/2011               100       100         0         0         0
8/25/2012               100       100         0         0         0
8/25/2013               100       100         0         0         0
8/25/2014               100       100         0         0         0
8/25/2015               100       100         0         0         0
8/25/2016               100       100         0         0         0
8/25/2017               100       100         0         0         0
8/25/2018               100       100         0         0         0
8/25/2019               100       100         0         0         0
8/25/2020               100       100         0         0         0
8/25/2021               100       100         0         0         0
8/25/2022               100       100         0         0         0
8/25/2023               100       100         0         0         0
8/25/2024               100       100         0         0         0
8/25/2025               100       100         0         0         0
8/25/2026               100         0         0         0         0
8/25/2027               100         0         0         0         0
8/25/2028               100         0         0         0         0
8/25/2029               100         0         0         0         0
8/25/2030               100         0         0         0         0
8/25/2031                 0         0         0         0         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     28.57     23.47     5.89      3.28      2.59


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A17


Date                   5A17      5A17      5A17      5A17      5A17
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003               100       100       100       100       100
8/25/2004               100       100       100       100       100
8/25/2005               100       100       100       100         0
8/25/2006               100       100       100         0         0
8/25/2007               100       100       100         0         0
8/25/2008               100       100       100         0         0
8/25/2009               100       100        86         0         0
8/25/2010               100       100        53         0         0
8/25/2011               100       100        16         0         0
8/25/2012               100       100         0         0         0
8/25/2013               100       100         0         0         0
8/25/2014               100       100         0         0         0
8/25/2015               100       100         0         0         0
8/25/2016               100       100         0         0         0
8/25/2017               100       100         0         0         0
8/25/2018               100       100         0         0         0
8/25/2019               100       100         0         0         0
8/25/2020               100       100         0         0         0
8/25/2021               100       100         0         0         0
8/25/2022               100       100         0         0         0
8/25/2023               100       100         0         0         0
8/25/2024               100       100         0         0         0
8/25/2025               100       100         0         0         0
8/25/2026               100        89         0         0         0
8/25/2027               100         4         0         0         0
8/25/2028               100         0         0         0         0
8/25/2029               100         0         0         0         0
8/25/2030               100         0         0         0         0
8/25/2031                 0         0         0         0         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     28.81     24.48     8.07      3.48      2.69


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A7


Date                    5A7       5A7       5A7       5A7       5A7
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003               100       100       100       100       100
8/25/2004               100       100       100       100       100
8/25/2005               100       100       100       100        45
8/25/2006               100       100       100        53         0
8/25/2007               100       100       100         0         0
8/25/2008               100       100       100         0         0
8/25/2009               100       100       100         0         0
8/25/2010               100       100       100         0         0
8/25/2011               100       100       100         0         0
8/25/2012               100       100        94         0         0
8/25/2013               100       100        85         0         0
8/25/2014               100       100        77         0         0
8/25/2015               100       100        70         0         0
8/25/2016               100       100        58         0         0
8/25/2017               100       100        46         0         0
8/25/2018               100       100        36         0         0
8/25/2019               100       100        28         0         0
8/25/2020               100       100        22         0         0
8/25/2021               100       100        17         0         0
8/25/2022               100       100        13         0         0
8/25/2023               100       100        10         0         0
8/25/2024               100       100         7         0         0
8/25/2025               100       100         5         0         0
8/25/2026               100       100         4         0         0
8/25/2027               100       100         3         0         0
8/25/2028               100        78         2         0         0
8/25/2029               100        56         1         0         0
8/25/2030               100        35         1         0         0
8/25/2031                91        15         *         0         0
8/25/2032                 *         *         *         0         0
8/25/2033                 *         *         *         0         0
8/25/2034                 *         *         *         0         0
8/25/2035                 *         *         *         0         0
8/25/2036                 *         *         *         0         0
8/25/2037                 *         *         *         0         0
8/25/2038                 *         *         *         0         0
8/25/2039                 *         *         *         0         0
8/25/2040                 *         *         *         0         0
8/25/2041                 *         *         *         0         0
8/25/2042                 *         *         *         0         0

Average Life(Years)     29.40     27.35     15.33     4.09      3.00


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A20


Date                   5A20      5A20      5A20      5A20      5A20
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003                99        97        93        92        90
8/25/2004                97        91        79        73        67
8/25/2005                96        84        61        51        42
8/25/2006                95        76        46        34        23
8/25/2007                93        69        34        21        10
8/25/2008                91        63        25        12         3
8/25/2009                90        58        18         6         0
8/25/2010                88        53        13         3         0
8/25/2011                86        48         9         1         0
8/25/2012                84        44         7         0         0
8/25/2013                82        40         5         0         0
8/25/2014                80        36         3         0         0
8/25/2015                77        33         2         0         0
8/25/2016                75        30         1         0         0
8/25/2017                72        26         0         0         0
8/25/2018                69        24         0         0         0
8/25/2019                66        21         0         0         0
8/25/2020                62        18         0         0         0
8/25/2021                58        16         0         0         0
8/25/2022                54        13         0         0         0
8/25/2023                50        11         0         0         0
8/25/2024                46         9         0         0         0
8/25/2025                41         7         0         0         0
8/25/2026                35         6         0         0         0
8/25/2027                30         4         0         0         0
8/25/2028                24         2         0         0         0
8/25/2029                17         1         0         0         0
8/25/2030                10         0         0         0         0
8/25/2031                 3         0         0         0         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     19.24     10.32     4.47      3.45      2.87


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A21


Date                   5A21      5A21      5A21      5A21      5A21
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003                99        97        93        92        90
8/25/2004                97        91        79        73        67
8/25/2005                96        84        61        51        42
8/25/2006                95        76        46        34        23
8/25/2007                93        69        34        21        10
8/25/2008                91        63        25        12         3
8/25/2009                90        58        18         6         0
8/25/2010                88        53        13         3         0
8/25/2011                86        48         9         1         0
8/25/2012                84        44         7         0         0
8/25/2013                82        40         5         0         0
8/25/2014                80        36         3         0         0
8/25/2015                77        33         2         0         0
8/25/2016                75        30         1         0         0
8/25/2017                72        26         0         0         0
8/25/2018                69        24         0         0         0
8/25/2019                66        21         0         0         0
8/25/2020                62        18         0         0         0
8/25/2021                58        16         0         0         0
8/25/2022                54        13         0         0         0
8/25/2023                50        11         0         0         0
8/25/2024                46         9         0         0         0
8/25/2025                41         7         0         0         0
8/25/2026                35         6         0         0         0
8/25/2027                30         4         0         0         0
8/25/2028                24         2         0         0         0
8/25/2029                17         1         0         0         0
8/25/2030                10         0         0         0         0
8/25/2031                 3         0         0         0         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     19.24     10.32     4.47      3.45      2.87


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A19


Date                   5A19      5A19      5A19      5A19      5A19
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003                99        97        93        92        90
8/25/2004                97        91        79        73        67
8/25/2005                96        84        61        51        42
8/25/2006                95        76        46        34        23
8/25/2007                93        69        34        21        10
8/25/2008                91        63        25        12         3
8/25/2009                90        58        18         6         0
8/25/2010                88        53        13         3         0
8/25/2011                86        48         9         1         0
8/25/2012                84        44         7         0         0
8/25/2013                82        40         5         0         0
8/25/2014                80        36         3         0         0
8/25/2015                77        33         2         0         0
8/25/2016                75        30         1         0         0
8/25/2017                72        26         0         0         0
8/25/2018                69        24         0         0         0
8/25/2019                66        21         0         0         0
8/25/2020                62        18         0         0         0
8/25/2021                58        16         0         0         0
8/25/2022                54        13         0         0         0
8/25/2023                50        11         0         0         0
8/25/2024                46         9         0         0         0
8/25/2025                41         7         0         0         0
8/25/2026                35         6         0         0         0
8/25/2027                30         4         0         0         0
8/25/2028                24         2         0         0         0
8/25/2029                17         1         0         0         0
8/25/2030                10         0         0         0         0
8/25/2031                 3         0         0         0         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     19.24     10.32     4.47      3.45      2.87


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A18


Date                   5A18      5A18      5A18      5A18      5A18
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003               100       100       100       100       100
8/25/2004               100       100       100       100       100
8/25/2005               100       100       100       100       100
8/25/2006               100       100       100       100       100
8/25/2007               100       100       100       100       100
8/25/2008               100       100       100       100       100
8/25/2009               100       100       100       100        62
8/25/2010               100       100       100       100         4
8/25/2011               100       100       100       100         0
8/25/2012               100       100       100        94         0
8/25/2013               100       100       100        70         0
8/25/2014               100       100       100        52         0
8/25/2015               100       100       100        38         0
8/25/2016               100       100       100        28         0
8/25/2017               100       100        99        21         0
8/25/2018               100       100        78        15         0
8/25/2019               100       100        61        11         0
8/25/2020               100       100        48         8         0
8/25/2021               100       100        37         6         0
8/25/2022               100       100        28         4         0
8/25/2023               100       100        21         3         0
8/25/2024               100       100        16         2         0
8/25/2025               100       100        12         1         0
8/25/2026               100       100         9         1         0
8/25/2027               100       100         6         1         0
8/25/2028               100       100         4         *         0
8/25/2029               100       100         3         *         0
8/25/2030               100        75         1         *         0
8/25/2031               100        33         1         *         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     29.65     28.63     18.74     13.07     7.27


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A23


Date                   5A23      5A23      5A23      5A23      5A23
                          0       100       300       400       500
--------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003                99        96        92        90        88
8/25/2004                97        89        75        68        61
8/25/2005                95        80        53        41        30
8/25/2006                93        71        35        20         7
8/25/2007                92        63        20         4         0
8/25/2008                90        56         9         0         0
8/25/2009                88        49         1         0         0
8/25/2010                86        43         0         0         0
8/25/2011                83        37         0         0         0
8/25/2012                81        32         0         0         0
8/25/2013                78        28         0         0         0
8/25/2014                76        23         0         0         0
8/25/2015                73        19         0         0         0
8/25/2016                69        15         0         0         0
8/25/2017                66        11         0         0         0
8/25/2018                62         8         0         0         0
8/25/2019                58         5         0         0         0
8/25/2020                54         1         0         0         0
8/25/2021                50         0         0         0         0
8/25/2022                45         0         0         0         0
8/25/2023                40         0         0         0         0
8/25/2024                34         0         0         0         0
8/25/2025                28         0         0         0         0
8/25/2026                22         0         0         0         0
8/25/2027                15         0         0         0         0
8/25/2028                 8         0         0         0         0
8/25/2029                 *         0         0         0         0
8/25/2030                 0         0         0         0         0
8/25/2031                 0         0         0         0         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     17.38     7.80      3.37      2.75      2.37


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A25


Date                   5A25      5A25      5A25      5A25      5A25
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003                99        96        92        90        88
8/25/2004                97        89        75        68        61
8/25/2005                95        80        53        41        30
8/25/2006                93        71        35        20         7
8/25/2007                92        63        20         4         0
8/25/2008                90        56         9         0         0
8/25/2009                88        49         1         0         0
8/25/2010                86        43         0         0         0
8/25/2011                83        37         0         0         0
8/25/2012                81        32         0         0         0
8/25/2013                78        28         0         0         0
8/25/2014                76        23         0         0         0
8/25/2015                73        19         0         0         0
8/25/2016                69        15         0         0         0
8/25/2017                66        11         0         0         0
8/25/2018                62         8         0         0         0
8/25/2019                58         5         0         0         0
8/25/2020                54         1         0         0         0
8/25/2021                50         0         0         0         0
8/25/2022                45         0         0         0         0
8/25/2023                40         0         0         0         0
8/25/2024                34         0         0         0         0
8/25/2025                28         0         0         0         0
8/25/2026                22         0         0         0         0
8/25/2027                15         0         0         0         0
8/25/2028                 8         0         0         0         0
8/25/2029                 *         0         0         0         0
8/25/2030                 0         0         0         0         0
8/25/2031                 0         0         0         0         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     17.38     7.80      3.37      2.75      2.37


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A26


Date                   5A26      5A26      5A26      5A26      5A26
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003                99        96        92        90        88
8/25/2004                97        89        75        68        61
8/25/2005                95        80        53        41        30
8/25/2006                93        71        35        20         7
8/25/2007                92        63        20         4         0
8/25/2008                90        56         9         0         0
8/25/2009                88        49         1         0         0
8/25/2010                86        43         0         0         0
8/25/2011                83        37         0         0         0
8/25/2012                81        32         0         0         0
8/25/2013                78        28         0         0         0
8/25/2014                76        23         0         0         0
8/25/2015                73        19         0         0         0
8/25/2016                69        15         0         0         0
8/25/2017                66        11         0         0         0
8/25/2018                62         8         0         0         0
8/25/2019                58         5         0         0         0
8/25/2020                54         1         0         0         0
8/25/2021                50         0         0         0         0
8/25/2022                45         0         0         0         0
8/25/2023                40         0         0         0         0
8/25/2024                34         0         0         0         0
8/25/2025                28         0         0         0         0
8/25/2026                22         0         0         0         0
8/25/2027                15         0         0         0         0
8/25/2028                 8         0         0         0         0
8/25/2029                 *         0         0         0         0
8/25/2030                 0         0         0         0         0
8/25/2031                 0         0         0         0         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     17.38     7.80      3.37      2.75      2.37


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A24


Date                   5A24      5A24      5A24      5A24      5A24
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003                99        96        92        90        88
8/25/2004                97        89        75        68        61
8/25/2005                95        80        53        41        30
8/25/2006                93        71        35        20         7
8/25/2007                92        63        20         4         0
8/25/2008                90        56         9         0         0
8/25/2009                88        49         1         0         0
8/25/2010                86        43         0         0         0
8/25/2011                83        37         0         0         0
8/25/2012                81        32         0         0         0
8/25/2013                78        28         0         0         0
8/25/2014                76        23         0         0         0
8/25/2015                73        19         0         0         0
8/25/2016                69        15         0         0         0
8/25/2017                66        11         0         0         0
8/25/2018                62         8         0         0         0
8/25/2019                58         5         0         0         0
8/25/2020                54         1         0         0         0
8/25/2021                50         0         0         0         0
8/25/2022                45         0         0         0         0
8/25/2023                40         0         0         0         0
8/25/2024                34         0         0         0         0
8/25/2025                28         0         0         0         0
8/25/2026                22         0         0         0         0
8/25/2027                15         0         0         0         0
8/25/2028                 8         0         0         0         0
8/25/2029                 *         0         0         0         0
8/25/2030                 0         0         0         0         0
8/25/2031                 0         0         0         0         0
8/25/2032                 0         0         0         0         0
8/25/2033                 0         0         0         0         0
8/25/2034                 0         0         0         0         0
8/25/2035                 0         0         0         0         0
8/25/2036                 0         0         0         0         0
8/25/2037                 0         0         0         0         0
8/25/2038                 0         0         0         0         0
8/25/2039                 0         0         0         0         0
8/25/2040                 0         0         0         0         0
8/25/2041                 0         0         0         0         0
8/25/2042                 0         0         0         0         0

Average Life(Years)     17.38     7.80      3.37      2.75      2.37


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A22


Date                   5A22      5A22      5A22      5A22      5A22
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003               100       100       100       100       100
8/25/2004               100       100       100       100       100
8/25/2005               100       100       100       100       100
8/25/2006               100       100       100       100       100
8/25/2007               100       100       100       100        66
8/25/2008               100       100       100        75        30
8/25/2009               100       100       100        47        10
8/25/2010               100       100        79        30         1
8/25/2011               100       100        62        20         0
8/25/2012               100       100        49        15         0
8/25/2013               100       100        39        11         0
8/25/2014               100       100        31         8         0
8/25/2015               100       100        25         6         0
8/25/2016               100       100        20         4         0
8/25/2017               100       100        16         3         0
8/25/2018               100       100        12         2         0
8/25/2019               100       100        10         2         0
8/25/2020               100       100         8         1         0
8/25/2021               100        94         6         1         0
8/25/2022               100        82         4         1         0
8/25/2023               100        72         3         *         0
8/25/2024               100        62         3         *         0
8/25/2025               100        52         2         *         0
8/25/2026               100        43         1         *         0
8/25/2027               100        35         1         *         0
8/25/2028               100        27         1         *         0
8/25/2029               100        19         *         *         0
8/25/2030                68        12         *         *         0
8/25/2031                31         5         *         *         0
8/25/2032                 *         *         *         0         0
8/25/2033                 *         *         *         0         0
8/25/2034                 *         *         *         0         0
8/25/2035                 *         *         *         0         0
8/25/2036                 *         *         *         0         0
8/25/2037                 *         *         *         0         0
8/25/2038                 *         *         *         0         0
8/25/2039                 *         *         *         0         0
8/25/2040                 *         *         *         0         0
8/25/2041                 *         *         *         0         0
8/25/2042                 *         *         *         0         0

Average Life(Years)     28.50     23.56     11.25     7.84      5.64


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MASTR025G5    Bond Name: 5A27


Date                   5A27      5A27      5A27      5A27      5A27
                          0       100       300       400       500
-------------------------------------------------------------------
8/25/2002               100       100       100       100       100
8/25/2003               100       100       100       100       100
8/25/2004               100       100       100       100       100
8/25/2005               100       100       100       100       100
8/25/2006               100       100       100       100       100
8/25/2007               100       100       100       100       100
8/25/2008                98        97        93        91        89
8/25/2009                97        93        84        80        76
8/25/2010                95        88        73        67        60
8/25/2011                93        82        61        52        41
8/25/2012                91        75        49        39        28
8/25/2013                89        69        39        29        19
8/25/2014                86        63        31        21        13
8/25/2015                84        57        25        16         9
8/25/2016                81        52        20        12         6
8/25/2017                78        47        16         8         4
8/25/2018                75        43        12         6         3
8/25/2019                71        38        10         4         2
8/25/2020                68        34         8         3         1
8/25/2021                64        30         6         2         1
8/25/2022                60        27         4         2         1
8/25/2023                55        23         3         1         *
8/25/2024                51        20         3         1         *
8/25/2025                46        17         2         1         *
8/25/2026                40        14         1         *         *
8/25/2027                34        11         1         *         *
8/25/2028                28         9         1         *         *
8/25/2029                21         6         *         *         *
8/25/2030                14         4         *         *         *
8/25/2031                 7         2         *         *         *
8/25/2032                 0         *         *         *         *
8/25/2033                 0         *         *         *         *
8/25/2034                 0         *         *         *         *
8/25/2035                 0         *         *         *         *
8/25/2036                 0         *         *         *         *
8/25/2037                 0         *         *         *         *
8/25/2038                 0         *         *         *         *
8/25/2039                 0         *         *         *         *
8/25/2040                 0         *         *         *         *
8/25/2041                 0         *         *         *         *
8/25/2042                 0         *         *         *         *

Average Life(Years)     20.79     15.52     10.95     9.87      9.03


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.



MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:01:26
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A2  Balance: 50,526,437 Coupon:    2.25000  Delay:   0  Class Factor: 1.00  Accruing Since:  8/25/2002
Index: 1ML  Value: 1.85000  Reset:  0.40000  Multiplier: 1.00000  Cap:  8.50000  Floor:  0.40000
Current Coupon:  2.25000  Delay: 0
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA
(duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500



------------------------------------------------------------------------------------------------------------------------------------
        90- 0        3.161        4.449        4.720        4.774        5.284
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            14.543        5.391        4.769        4.682        3.776
DURATION            11.470        4.694        4.169        4.074        3.416
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY              1/26        12/15        12/15         7/32        11/10

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:01:29
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A3  Balance: 50,526,437 Coupon:    6.25000  Delay:   0  Class Factor: 1.00  Accruing Since:  8/25/2002
Index: 1ML  Value: 1.85000  Reset: 8.10000  Multiplier: -1.00000  Cap:  8.10000  Floor:  0.00000  Current Coupon: 6.25000  Delay:  0
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        0.113      -20.850      -24.354      -21.368      -40.458
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            14.543        5.391        4.769        4.682        3.776
DURATION             8.686        6.049        6.186        8.714        4.619
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY              1/26        12/15        12/15         7/32        11/10

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002 19:01:31
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A1  Balance: 64,962,563 Coupon:    4.50000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        5.594        6.854        7.121        7.176        7.653
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            14.543        5.391        4.769        4.682        3.776
DURATION             9.454        4.295        3.846        3.762        3.210
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY              1/26        12/15        12/15         7/32        11/10

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002  19:01:34
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A8  Balance: 13,457,639 Coupon:    3.70000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Index: 1ML  Value:  1.85000  Reset:  0.90000  Multiplier:  1.00000  Cap:  9.00000  Floor:  0.90000  Current Coupon:
3.70000  Delay:  24
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        3.459        3.813        8.998       10.799       12.201
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            25.367       14.697        2.050        1.557        1.304
DURATION            17.097       11.366        1.840        1.404        1.175
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY             11/29         7/21         2/06         2/05         9/04

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:01:36
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A9  Balance:  3,768,139 Coupon:   13.21429  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Index: 1ML  Value:  1.85000  Reset: 23.21429  Multiplier: -3.57143  Cap: 23.21429  Floor:  0.00000  Current Coupon:
13.21429  Delay:  24
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0       17.838       17.896       20.081       21.260       22.435
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            25.367       14.697        2.050        1.557        1.304
DURATION             5.609        5.181        1.567        1.232        1.046
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY             11/29         7/21         2/06         2/05         9/04

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:01:39
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A10  Balance:  2,153,222 Coupon:   10.00000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Index: 1ML  Value:  1.85000  Reset: 50.62500  Multiplier: -6.25000  Cap: 10.00000  Floor:  0.00000  Current Coupon:
10.00000  Delay:  24
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0       11.365       11.589       15.976       17.605       18.938
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            25.367       14.697        2.050        1.557        1.304
DURATION             8.162        6.908        1.654        1.287        1.087
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY             11/29         7/21         2/06         2/05         9/04

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:01:42
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A12  Balance:  2,500,000 Coupon:    9.16000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Index: 1ML  Value:  1.85000  Reset: 10.95000  Multiplier: -1.00000  Cap: 10.95000  Floor:  4.50000  Current Coupon:
9.16000  Delay:  24
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0       10.349       10.585       14.995       16.630       17.967
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            25.367       14.697        2.050        1.557        1.304
DURATION             8.840        7.325        1.679        1.303        1.099
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY             11/29         7/21         2/06         2/05         9/04

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:01:44
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A11  Balance: 15,781,250 Coupon:    3.34000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Index: 1ML  Value:  1.85000  Reset:  0.00000  Multiplier:  0.00000  Cap:  0.00000  Floor:  0.00000  Current Coupon:
3.34000  Delay:  24
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        4.049        4.343        8.856       10.525       11.886
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            25.367       14.697        2.050        1.557        1.304
DURATION            16.174       11.048        1.849        1.410        1.180
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY             11/29         7/21         2/06         2/05         9/04

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:01:47
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A13  Balance:  3,718,750 Coupon:   16.64286  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Index: 1ML  Value:  1.85000  Reset: 23.03571  Multiplier: -3.57143  Cap: 23.03571  Floor:  0.00000  Current Coupon:
16.64286  Delay:  24
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0       18.748       18.889       23.077       24.660       25.960
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            25.367       14.697        2.050        1.557        1.304
DURATION             5.085        4.749        1.490        1.180        1.006
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY             11/29         7/21         2/06         2/05         9/04

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:01:50
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A4  Balance:  1,980,000 Coupon:    6.25000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        7.169        7.439       11.909       13.562       14.911
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            25.367       14.697        2.050        1.557        1.304
DURATION            11.696        8.918        1.761        1.355        1.139
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY             11/29         7/21         2/06         2/05         9/04

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:01:52
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A5  Balance:  6,306,000 Coupon:    6.25000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        7.143        7.268        9.467       10.702       11.549
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            27.478       19.656        3.752        2.604        2.155
DURATION            12.045       10.515        3.174        2.273        1.901
FIRST PAY            11/29         7/21         2/06         2/05         9/04
LAST PAY              5/30         1/23         9/06         5/05        11/04

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:01:55
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A6  Balance:    909,000 Coupon:    6.25000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        7.135        7.209        8.565       10.020       10.885
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            28.341       22.635        5.642        3.135        2.493
DURATION            12.167       11.185        4.441        2.695        2.181
FIRST PAY             5/30         1/23         9/06         5/05        11/04
LAST PAY              8/31         9/27         2/12         3/06         5/05

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:01:57
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A14  Balance:  2,844,000 Coupon:    6.25000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        7.140        7.243        9.171       10.430       11.262
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            27.830       20.769        4.197        2.791        2.288
DURATION            12.096       10.788        3.505        2.425        2.013
FIRST PAY             5/30         1/23         9/06         5/05        11/04
LAST PAY              8/30        10/23        12/06         7/05        12/04

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:02:00
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A15  Balance:  6,739,000 Coupon:    6.25000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        7.136        7.218        8.844       10.131       10.990
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            28.209       22.079        4.836        3.032        2.432
DURATION            12.149       11.080        3.960        2.617        2.131
FIRST PAY             8/30        10/23        12/06         7/05        12/04
LAST PAY              2/31         9/25         2/08        11/05         3/05

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:02:03
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A16  Balance:  2,772,000 Coupon:    6.25000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        7.132        7.195        8.460        9.864       10.729
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            28.571       23.471        5.890        3.284        2.587
DURATION            12.199       11.367        4.676        2.815        2.259
FIRST PAY             2/31         9/25         2/08        11/05         3/05
LAST PAY              4/31         7/26         3/09         1/06         4/05

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:02:05
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A17  Balance:  3,645,000 Coupon:    6.25000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        7.130        7.180        7.991        9.684       10.567
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            28.810       24.483        8.070        3.480        2.694
DURATION            12.231       11.556        5.986        2.967        2.346
FIRST PAY             4/31         7/26         3/09         1/06         4/05
LAST PAY              8/31         9/27         2/12         3/06         5/05

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:02:08
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A7  Balance: 13,125,000 Coupon:    6.25000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        7.125        7.145        7.425        9.241       10.163
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            29.405       27.353       15.326        4.085        3.005
DURATION            12.308       12.016        9.015        3.419        2.594
FIRST PAY             8/31         9/27         2/12         3/06         5/05
LAST PAY              8/32         8/32         8/32         4/07        12/05

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:02:10
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A20  Balance: 16,666,666 Coupon:    2.50000  Delay:   0  Class Factor: 1.00  Accruing Since:  8/25/2002
Index: 1ML  Value:  1.85000  Reset:  0.65000  Multiplier:  1.00000  Cap:  8.50000  Floor:  0.00000  Current Coupon:
2.50000  Delay:   0
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        3.249        3.795        5.177        5.877        6.493
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            19.236       10.320        4.474        3.447        2.875
DURATION            14.017        7.932        3.828        3.045        2.579
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY              1/32         2/30         8/17         6/12         4/09

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:02:13
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A21  Balance: 16,666,666 Coupon:    6.00000  Delay:   0  Class Factor: 1.00  Accruing Since:  8/25/2002
Index: 1ML  Value:  1.85000  Reset:  7.85000  Multiplier: -1.00000  Cap:  7.85000  Floor:  0.00000  Current Coupon:
6.00000  Delay:   0
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        2.351       -4.309      -24.556      -40.190      -54.734
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            19.236       10.320        4.474        3.447        2.875
DURATION             9.921        9.685        7.124        5.493        4.653
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY              1/32         2/30         8/17         6/12         4/09

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:02:16
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A19  Balance: 50,000,000 Coupon:    5.50000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        6.517        7.082        8.404        9.066        9.656
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            19.236       10.320        4.474        3.447        2.875
DURATION            10.300        6.412        3.445        2.807        2.408
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY              1/32         2/30         8/17         6/12         4/09

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:02:18
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A18  Balance:  2,141,000 Coupon:    6.25000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        7.123        7.132        7.299        7.529        8.127
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            29.653       28.632       18.739       13.065        7.273
DURATION            12.340       12.205       10.171        8.249        5.537
FIRST PAY             1/32         2/30         8/17         6/12         4/09
LAST PAY              8/32         8/32         8/32         7/32        11/10

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:02:21
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A23  Balance: 79,001,667 Coupon:    6.25000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        7.404        8.206        9.919       10.617       11.224
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            17.376        7.795        3.372        2.747        2.370
DURATION             9.102        5.193        2.734        2.290        2.006
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY              9/29         2/21        10/09         1/08         2/07

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:02:23
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A25  Balance: 17,333,333 Coupon:    2.40000  Delay:   0  Class Factor: 1.00  Accruing Since:  8/25/2002
Index: 1ML  Value:  1.85000  Reset:  0.00000  Multiplier:  0.00000  Cap:  0.00000  Floor:  0.00000  Current Coupon:
2.40000  Delay:   0
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        3.201        4.008        5.816        6.544        7.174
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            17.376        7.795        3.372        2.747        2.370
DURATION            13.079        6.405        3.020        2.490        2.160
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY              9/29         2/21        10/09         1/08         2/07

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:02:26
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A26  Balance: 17,333,333 Coupon:    6.10000  Delay:   0  Class Factor: 1.00  Accruing Since:  8/25/2002
Index: 1ML  Value:  1.85000  Reset:  0.00000  Multiplier:  0.00000  Cap:  0.00000  Floor:  0.00000  Current Coupon:
6.10000  Delay:   0
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        1.659       -9.674      -45.148      -60.940      -73.901
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            17.376        7.795        3.372        2.747        2.370
DURATION             9.453        7.812        4.722        4.217        3.985
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY              9/29         2/21        10/09         1/08         2/07

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:02:29
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A24  Balance: 52,000,000 Coupon:    5.50000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        6.575        7.377        9.103        9.805       10.414
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            17.376        7.795        3.372        2.747        2.370
DURATION             9.720        5.400        2.787        2.328        2.035
FIRST PAY             9/02         9/02         9/02         9/02         9/02
LAST PAY              9/29         2/21        10/09         1/08         2/07

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:02:32
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A22  Balance: 36,231,334 Coupon:    6.25000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        7.133        7.199        7.676        8.069        8.549
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            28.502       23.559       11.248        7.837        5.637
DURATION            12.186       11.304        7.339        5.695        4.483
FIRST PAY             9/29         2/21        10/09         1/08         2/07
LAST PAY              8/32         8/32         8/32         7/32        11/10

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.






MASTR025G5  30 year  8.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    08/26/2002      19:02:35
UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Bond: 5A27  Balance: 51,000,000 Coupon:    6.25000  Delay:  24  Class Factor: 1.00  Accruing Since:  8/01/2002
Settlement Date:  8/30/2002  WHOLE 30 year  WAC: 6.88  WAM: 357.69  Pricing Speed: 300.00  PSA (duration at: 90- 0)
------------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PSA          PSA          PSA          PSA          PSA
                         0          100          300          400          500




------------------------------------------------------------------------------------------------------------------------------------
        90- 0        7.282        7.458        7.712        7.803        7.890
------------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            20.789       15.516       10.946        9.866        9.027
DURATION            10.303        8.706        7.141        6.711        6.348
FIRST PAY             9/07         9/07         9/07         9/07         9/07
LAST PAY              8/32         8/32         8/32         7/32         7/32

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.